UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DUKE ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 7, 2020. DUKE ENERGY CORPORATION XXXX XXXX XXXX XXXX (located on the following page) DUKE ENERGY CORPORATION 550 SOUTH TRYON STREET CHARLOTTE, NC 28202 You are receiving this communication because you hold shares in Duke Energy Corporation. This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at proxyvote.com or request a paper copy (instructions are located on the following page). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E94605-P32843-Z76317 See the reverse side of this Notice to obtain Meeting Information Meeting Type: Annual Meeting of Shareholders For holders as of: March 9, 2020 Date: May 7, 2020 Time: 12:30 p. m. Eastern time Location: Via live webcast-please visit duke-energy.onlineshareholdermeeting.com. Duke Energy Corporation will be hosting the Annual Meeting of Shareholders (Annual Meeting) via live webcast. To participate in the Annual Meeting via the live webcast please visit duke-energy.onlineshareholdermeeting.com, have the information that is printed in the box marked by the arrow available, and follow the instructions.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E94606-P32843-Z76317 Vote By Internet: Before The Annual Meeting of Shareholders: Go to proxyvote.com. Have the information that is printed in the box marked by the arrow During The Annual Meeting of Shareholders: Go to duke-energy.onlineshareholdermeeting.com. Have the information that is printed in the box marked by the Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, including a proxy card which must then be marked, signed, dated, and returned in the postage-paid envelope provided with the proxy materials or returned to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) available, visit proxyvote.com, and follow the instructions. How to Request and Receive a PAPER or EMAIL Copy: If you want to receive a paper or email copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:proxyvote.com 2) BY PHONE:1.800.579.1639 3) BY EMAIL*:sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked Requests, instructions, and other inquiries sent to this email address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2020, to facilitate timely delivery.

## Voting Items

**The Board of Directors recommends a vote "FOR" Director nominees.**

1. Election of Directors:

**Nominees:**

| | | | |
|---|---|---|---|
| 01) | Michael G. Browning | 08) | John T. Herron |
| 02) | Annette K. Clayton | 09) | William E. Kennard |
| 03) | Theodore F. Craver, Jr. | 10) | E. Marie McKee |
| 04) | Robert M. Davis | 11) | Marya M. Rose |
| 05) | Daniel R. DiMicco | 12) | Thomas E. Skains |
| 06) | Nicholas C. Fanandakis | 13) | William E. Webster, Jr. |
| 07) | Lynn J. Good | | |

**The Board of Directors recommends a vote "FOR" Proposals 2 and 3.**

2. Ratification of Deloitte & Touche LLP as Duke Energy's independent registered public accounting firm for 2020

3. Advisory vote to approve Duke Energy's named executive officer compensation

**The Board of Directors recommends a vote "AGAINST" Proposals 4, 6, and 7, and makes no recommendation as to Proposal 5.**

4. Shareholder proposal regarding independent board chair

5. Shareholder proposal regarding elimination of supermajority voting provisions in Duke Energy's Certificate of Incorporation

6. Shareholder proposal regarding providing a semiannual report on Duke Energy's political contributions and expenditures

7. Shareholder proposal regarding providing an annual report on Duke Energy's lobbying payments

E94607-P32843-Z76317

E94608-P32843-Z76317